Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
4th Quarter Ended December 31, 2015

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Year Ended
	December 31,		$	%	December 31,		$	%
	2015	2014	Difference	Difference	2015	2014	Difference	Difference
HIGHLIGHTS
Gross premiums written	$632,357	$565,743	$66,614	11.8%	$3,093,003	$2,935,425	$157,578	5.4%
Net premiums written	464,818	427,795	37,023	8.7%	2,448,007	2,322,075	125,932	5.4%
Net premiums earned	622,809	573,489	49,320	8.6%	2,488,386	2,182,758	305,628	14.0%
Underwriting income	19,090	118,898	(99,808)	(83.9)%	120,372	322,710	(202,338)	(62.7)%
Operating income	43,012	148,526	(105,514)	(71.0)%	211,967	415,062	(203,095)	(48.9)%
Net income	1,707	130,509	(128,802)	(98.7)%	83,891	490,259	(406,368)	(82.9)%

Total shareholders' equity	3,532,542	3,778,291	(245,749)	(6.5)%	3,532,542	3,778,291	(245,749)	(6.5)%
Cash flows (used in) provided by operating activities	(78,648)	(252,884)	174,236	68.9%	512,738	416,849	95,889	23.0%

PER SHARE AND SHARE DATA
Diluted earnings per share
Net income	$0.02	$1.33	$(1.31)	(98.5)%	$0.89	$4.92	$(4.03)	(81.9)%
Operating income	$0.47	$1.51	$(1.04)	(68.9)%	$2.25	$4.17	$(1.92)	(46.0)%

Diluted book value per share	$37.78	$38.27	$(0.49)	(1.3)%	$37.78	$38.27	$(0.49)	(1.3)%
Diluted tangible book value per share	$32.38	$34.98	$(2.60)	(7.4)%	$32.38	$34.98	$(2.60)	(7.4)%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	0.2%	14.0%		(13.8) pts	2.3%	13.4%		(11.1) pts
Annualized ROAE, operating income	4.8%	15.9%		(11.1) pts	5.8%	11.4%		(5.6) pts
Financial statement portfolio return	0.1%	0.4%		(0.3) pts	0.6%	3.1%		(2.5) pts

GAAP Ratios
Loss and loss expense ratio	66.3%	47.6%		(18.7) pts	63.7%	54.9%		(8.8) pts
Acquisition cost ratio	15.4%	14.1%		(1.3) pts	15.1%	13.5%		(1.6) pts
General and administrative expense ratio	15.3%	17.6%		2.3 pts	16.3%	16.8%		0.5 pts
Expense ratio	30.7%	31.7%		1.0 pts	31.4%	30.3%		(1.1) pts
Combined ratio	97.0%	79.3%		(17.7) pts	95.1%	85.2%		(9.9) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Revenues
Gross premiums written	$632,357	$754,062	$825,970	$880,614	$565,743	$3,093,003	$2,935,425
Net premiums written	$464,818	$606,992	$603,669	$772,528	$427,795	$2,448,007	$2,322,075

Net premiums earned	$622,809	$650,653	$646,376	$568,548	$573,489	$2,488,386	$2,182,758
Net investment income	49,099	45,667	42,760	44,551	49,050	182,077	176,874
Net realized investment (losses) gains	(38,849)	(113,626)	(20,182)	45,025	(15,329)	(127,632)	88,957
Other income	982	735	924	854	1,032	3,495	2,064
Total revenues	$634,041	$583,429	$669,878	$658,978	$608,242	$2,546,326	$2,450,653

Expenses
Net losses and loss expenses	$412,756	$416,881	$431,521	$325,176	$272,959	$1,586,334	$1,199,190
Acquisition costs	95,938	100,101	100,618	78,699	80,718	375,356	295,122
General and administrative expenses	95,025	105,798	108,363	97,138	100,914	406,324	365,736
Other expense	1,907	1,245	1,235	1,823	2,003	6,210	8,578
Amortization and impairment of intangible assets	3,668	2,639	2,819	633	633	9,759	2,533
Interest expense	18,126	14,469	14,466	14,337	14,304	61,398	57,755
Foreign exchange loss (gain)	920	(793)	1,265	9,897	(21)	11,289	957
Total expenses	$628,340	$640,340	$660,287	$527,703	$471,510	$2,456,670	$1,929,871

Income (losses) before income taxes	$5,701	$(56,911)	$9,591	$131,275	$136,732	$89,656	$520,782
Income tax expense (benefit)	3,994	(5,281)	133	6,919	6,223	5,765	30,523
Net income (loss)	$1,707	$(51,630)	$9,458	$124,356	$130,509	$83,891	$490,259

GAAP Ratios
Loss and loss expense ratio	66.3%	64.1%	66.8%	57.2%	47.6%	63.7%	54.9%
Acquisition cost ratio	15.4%	15.4%	15.6%	13.8%	14.1%	15.1%	13.5%
General and administrative expense ratio	15.3%	16.3%	16.8%	17.1%	17.6%	16.3%	16.8%
Expense ratio	30.7%	31.7%	32.4%	30.9%	31.7%	31.4%	30.3%
Combined ratio	97.0%	95.8%	99.2%	88.1%	79.3%	95.1%	85.2%

Per Share Data
Diluted earnings (loss) per share
Net income (loss)	$0.02	$(0.56)*	$0.10	$1.27	$1.33	$0.89	$4.92
Operating income	$0.47	$0.55	$0.27	$0.93	$1.51	$2.25	$4.17

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	December 31, 2015	December 31, 2014
ASSETS
Fixed maturity investments trading, at fair value	$7,201,538	$6,069,010
Equity securities trading, at fair value	403,022	844,163
Other invested assets	966,709	955,509
Total investments	8,571,269	7,868,682
Cash and cash equivalents	607,983	589,339
Restricted cash	60,629	80,971
Insurance balances receivable	745,888	664,815
Funds held	640,819	724,021
Prepaid reinsurance	392,265	360,732
Reinsurance recoverable	1,479,959	1,340,256
Reinsurance recoverable on paid losses	96,437	86,075
Accrued investment income	38,304	28,456
Net deferred acquisition costs	165,206	151,546
Goodwill	388,127	278,258
Intangible assets	116,623	46,298
Balances receivable on sale of investments	36,889	47,149
Net deferred tax assets	24,401	33,615
Other assets	147,149	118,641
TOTAL ASSETS	$13,511,948	$12,418,854

LIABILITIES
Reserve for losses and loss expenses	$6,456,156	$5,881,165
Unearned premiums	1,683,274	1,555,313
Reinsurance balances payable	214,369	180,060
Balances due on purchases of investments	125,126	5,428
Senior notes	1,292,907	796,093
Other long-term debt	23,033	19,213
Dividends payable	—	21,669
Accounts payable and accrued liabilities	184,541	181,622
TOTAL LIABILITIES	$9,979,406	$8,640,563

SHAREHOLDERS' EQUITY
Common shares: 2015 and 2014: par value CHF 4.10 per share (2015: 95,523,230; 2014: 100,775,256 shares issued and 2015: 90,959,635; 2014: 96,195,482 shares outstanding)	$386,702	$408,020
Treasury shares, at cost (2015: 4,563,595; 2014: 4,579,774)	(155,072)	(143,075)
Accumulated other comprehensive loss	(9,297)	—
Retained earnings	3,310,209	3,513,346
TOTAL SHAREHOLDERS' EQUITY	$3,532,542	$3,778,291
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,511,948	$12,418,854

Diluted book value per share	$37.78	$38.27
Diluted tangible book value per share	$32.38	$34.98

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)	$1,708	$(51,630)	$9,458	$124,356	$130,509	$83,892	$490,259
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
Net realized (gains) losses on sales of investments	(32,710)	17,039	(25,688)	(32,536)	(26,332)	(73,895)	(144,972)
Mark to market adjustments	77,340	76,829	58,286	(22,694)	27,618	189,761	21,984
Stock compensation expense	3,949	3,934	3,869	4,002	3,423	15,754	14,245
Undistributed income of equity method investments	3,365	3,257	6,220	9,767	3,399	22,609	13,851
Changes in:
Reserve for losses and loss expenses, net of
reinsurance recoverables	(12,907)	55,908	119,037	13,890	(162,345)	175,928	8,884
Unearned premiums, net of prepaid reinsurance	(157,271)	(47,057)	(43,543)	203,980	(145,695)	(43,891)	139,317
Insurance balances receivable	160,141	39,138	(53,734)	(108,579)	180,168	36,966	(76,825)
Reinsurance recoverables on paid losses	20,673	(28,689)	18,650	(20,996)	(4,875)	(10,362)	(8,509)
Funds held	(197,149)	18,823	17,416	244,112	(318,318)	83,202	(91,591)
Reinsurance balances payable	(45,917)	28,875	7,217	4,262	(23,368)	(5,563)	7,037
Net deferred acquisition costs	27,913	6,721	18,078	(35,700)	20,281	17,012	(24,885)
Net deferred tax assets	7,399	(7,450)	(6,384)	3,693	7,697	(2,742)	4,186
Accounts payable and accrued liabilities	28,914	15,557	20,405	(75,008)	3,566	(10,132)	8,039
Other items, net	35,904	32,729	(39,461)	5,027	51,388	34,199	55,829
Net cash (used in) provided by operating activities	(78,648)	163,984	109,826	317,576	(252,884)	512,738	416,849

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
Net (purchases) sales of investments	(475,234)	(135,672)	449,477	(338,270)	(25,646)	(499,699)	(133,168)
Purchases of fixed assets	(8,041)	(5,814)	(9,610)	(8,374)	(45,166)	(31,839)	(59,656)
Change in restricted cash	99,234	(52,794)	(57,138)	31,040	97,987	20,342	68,422
Net cash paid for acquisitions	17,083	—	(137,960)	(3,543)	—	(124,420)	(2,565)
Net cash (used in) provided by investing activities	(366,958)	(194,280)	244,769	(319,147)	27,175	(635,616)	(126,967)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Dividends paid	(47,287)	(23,593)	(21,522)	(21,669)	(21,686)	(114,071)	(76,750)
Proceeds from the exercise of stock options	954	1,795	3,166	4,223	2,387	10,138	10,027
Proceeds from senior notes	496,705	—	—	—	—	496,705	—
Net proceeds from other-long term debt	(72)	(79)	3,928	—	19,213	3,777	19,213
Share repurchases	—	—	(196,170)	(50,273)	(9,703)	(246,443)	(175,910)
Net cash provided by (used in) financing activities	450,300	(21,877)	(210,598)	(67,719)	(9,789)	150,106	(223,420)

Effect of exchange rate changes on foreign currency cash	(521)	(5,864)	2,780	(4,979)	(6,433)	(8,584)	(9,059)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	4,173	(58,037)	146,777	(74,269)	(241,931)	18,644	57,404
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	603,810	661,847	515,070	589,339	831,270	589,339	531,936
CASH AND CASH EQUIVALENTS, END OF PERIOD	$607,983	$603,810	$661,847	$515,070	$589,339	$607,983	$589,340

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended December 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$456,649	$148,127	$27,581	$632,357
Net premiums written	$338,238	$107,875	$18,705	$464,818
Net premiums earned	$327,124	$103,800	$191,885	$622,809
Total revenues	$327,124	$103,800	$191,885	$622,809

Expenses
Net losses and loss expenses	$254,719	$83,112	$74,925	$412,756
Acquisition costs	38,693	16,846	40,399	95,938
General and administrative expenses	48,973	30,264	15,788	95,025
Total expenses	$342,385	$130,222	$131,112	$603,719

Underwriting (loss) income	$(15,261)	$(26,422)	$60,773	$19,090

Other insurance-related income	982	—	—	982
Other insurance-related expenses	587	282	1,038	1,907
Segment (loss) income	$(14,866)	$(26,704)	$59,735	$18,165

Net investment income				49,099
Net realized investment losses				(38,849)
Amortization and impairment of intangible assets				(3,668)
Interest expense				(18,126)
Foreign exchange loss				(920)
Income before income taxes				$5,701

GAAP Ratios
Loss and loss expense ratio	77.9%	80.1%	39.0%	66.3%
Acquisition cost ratio	11.8%	16.2%	21.1%	15.4%
General and administrative expense ratio	15.0%	29.2%	8.2%	15.3%
Expense ratio	26.8%	45.4%	29.3%	30.7%
Combined ratio	104.7%	125.5%	68.3%	97.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$431,244	$84,457	$50,042	$565,743
Net premiums written	$325,559	$61,424	$40,812	$427,795
Net premiums earned	$302,710	$47,983	$222,796	$573,489
Total revenues	$302,710	$47,983	$222,796	$573,489

Expenses
Net losses and loss expenses	$163,252	$25,852	$83,855	$272,959
Acquisition costs	29,383	5,606	45,729	80,718
General and administrative expenses	60,599	19,246	21,069	100,914
Total expenses	$253,234	$50,704	$150,653	$454,591

Underwriting income (loss)	$49,476	$(2,721)	$72,143	$118,898

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	584	1,419	—	2,003
Segment income (loss)	$49,924	$(4,140)	$72,143	$117,927

Net investment income				49,050
Net realized investment losses				(15,329)
Amortization of intangible assets				(633)
Interest expense				(14,304)
Foreign exchange gain				21
Income before income taxes				$136,732

GAAP Ratios
Loss and loss expense ratio	53.9%	53.9%	37.6%	47.6%
Acquisition cost ratio	9.7%	11.7%	20.5%	14.1%
General and administrative expense ratio	20.0%	40.1%	9.5%	17.6%
Expense ratio	29.7%	51.8%	30.0%	31.7%
Combined ratio	83.6%	105.7%	67.6%	79.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Year Ended December 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,815,285	$476,350	$801,368	$3,093,003
Net premiums written	$1,358,104	$324,105	$765,798	$2,448,007
Net premiums earned	$1,301,356	$366,793	$820,237	$2,488,386
Total revenues	$1,301,356	$366,793	$820,237	$2,488,386

Expenses
Net losses and loss expenses	$910,193	$240,312	$435,829	$1,586,334
Acquisition costs	139,512	70,921	164,923	375,356
General and administrative expenses	224,708	108,353	73,263	406,324
Total expenses	$1,274,413	$419,586	$674,015	$2,368,014

Underwriting income (loss)	$26,943	$(52,793)	$146,222	$120,372

Other insurance-related income	3,495	—	—	3,495
Other insurance-related expenses	2,664	2,508	1,038	6,210
Segment income (loss)	$27,774	$(55,301)	$145,184	$117,657

Net investment income				182,077
Net realized investment losses				(127,632)
Amortization and impairment of intangible assets				(9,759)
Interest expense				(61,398)
Foreign exchange loss				(11,289)
Income before income taxes				$89,656

GAAP Ratios
Loss and loss expense ratio	69.9%	65.5%	53.1%	63.7%
Acquisition cost ratio	10.7%	19.3%	20.1%	15.1%
General and administrative expense ratio	17.3%	29.5%	8.9%	16.3%
Expense ratio	28.0%	48.8%	29.0%	31.4%
Combined ratio	97.9%	114.3%	82.1%	95.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Year Ended December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,716,288	$280,543	$938,594	$2,935,425
Net premiums written	$1,230,839	$187,997	$903,239	$2,322,075
Net premiums earned	$1,111,164	$162,566	$909,028	$2,182,758
Total revenues	$1,111,164	$162,566	$909,028	$2,182,758

Expenses
Net losses and loss expenses	$683,836	$61,057	$454,297	$1,199,190
Acquisition costs	105,914	18,222	170,986	295,122
General and administrative expenses	219,665	68,106	77,965	365,736
Total expenses	$1,009,415	$147,385	$703,248	$1,860,048

Underwriting income	$101,749	$15,181	$205,780	$322,710

Other insurance-related income	2,064	—	—	2,064
Other insurance-related expenses	1,854	6,724	—	8,578
Segment income	$101,959	$8,457	$205,780	$316,196

Net investment income				176,874
Net realized investment gains				88,957
Amortization of intangible assets				(2,533)
Interest expense				(57,755)
Foreign exchange loss				(957)
Income before income taxes				$520,782

GAAP Ratios
Loss and loss expense ratio	61.5%	37.6%	50.0%	54.9%
Acquisition cost ratio	9.5%	11.2%	18.8%	13.5%
General and administrative expense ratio	19.8%	41.9%	8.6%	16.8%
Expense ratio	29.3%	53.1%	27.4%	30.3%
Combined ratio	90.8%	90.7%	77.4%	85.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Year Ended

	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
North American Insurance	$456,649	72.2%	$431,244	76.3%	$1,815,285	58.7%	$1,716,288	58.4%
Global Markets Insurance	148,127	23.4%	84,457	14.9%	476,350	15.4%	280,543	9.6%
Reinsurance	27,581	4.4%	50,042	8.8%	801,368	25.9%	938,594	32.0%
Total	$632,357	100.0%	$565,743	100.0%	$3,093,003	100.0%	$2,935,425	100.0%

Gross Premiums Written by Underwriting Location
United States	$384,048	60.7%	$347,912	61.6%	$1,893,362	61.2%	$1,795,564	61.2%
Bermuda	94,666	15.0%	115,943	20.5%	543,654	17.6%	640,948	21.8%
Europe	75,859	12.0%	72,695	12.8%	326,901	10.6%	318,626	10.9%
Asia Pacific	73,747	11.7%	24,535	4.3%	313,069	10.1%	167,334	5.7%
Canada	4,037	0.6%	4,658	0.8%	16,017	0.5%	12,953	0.4%
Total	$632,357	100.0%	$565,743	100.0%	$3,093,003	100.0%	$2,935,425	100.0%

Direct Premiums Written by Insured Location(1)
United States	$448,836	74.2%	$427,628	82.9%	$1,799,880	78.5%	$1,701,770	85.2%
United Kingdom	32,298	5.3%	20,581	4.0%	99,526	4.3%	85,458	4.3%
Australia	16,268	2.7%	11,818	2.3%	37,698	1.6%	29,064	1.5%
Hong Kong	29,928	4.9%	1,246	0.2%	89,532	3.9%	6,486	0.3%
Canada	12,930	2.1%	11,332	2.2%	34,290	1.5%	29,530	1.5%
All other	64,516	10.8%	43,096	8.4%	230,709	10.2%	144,523	7.2%
Total	$604,776	100.0%	$515,701	100.0%	$2,291,635	100.0%	$1,996,831	100.0%

(1) Excludes Reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Year Ended

	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
North American Insurance
Casualty	$130,478	28.6%	$133,606	31.0%	$600,995	33.0%	$549,356	32.0%
Professional liability	129,866	28.4%	112,966	26.2%	424,897	23.4%	412,633	24.0%
Property	66,467	14.6%	69,490	16.1%	286,316	15.8%	291,109	17.0%
Programs	54,231	11.9%	39,545	9.2%	191,590	10.6%	159,473	9.3%
Specialty and other(1)	42,685	9.3%	32,436	7.5%	139,764	7.7%	99,975	5.8%
Healthcare	32,922	7.2%	43,201	10.0%	171,723	9.5%	203,742	11.9%
Total	$456,649	100.0%	$431,244	100.0%	$1,815,285	100.0%	$1,716,288	100.0%

Global Markets Insurance
Specialty and other(2)	$45,907	31.0%	$33,364	39.5%	$140,877	29.5%	79,029	28.2%
Professional liability	42,438	28.6%	35,165	41.7%	141,403	29.7%	126,136	45.0%
Casualty	33,717	22.8%	6,688	7.9%	109,013	22.9%	36,000	12.8%
Property	26,065	17.6%	9,240	10.9%	85,057	17.9%	39,378	14.0%
Total	$148,127	100.0%	$84,457	100.0%	$476,350	100.0%	$280,543	100.0%

Reinsurance
Casualty	$12,087	43.8%	$24,852	49.7%	$192,945	24.1%	261,050	27.8%
Specialty	9,349	33.9%	7,678	15.3%	186,878	23.3%	206,727	22.0%
Property	6,145	22.3%	17,512	35.0%	421,545	52.6%	470,817	50.2%
Total	$27,581	100.0%	$50,042	100.0%	$801,368	100.0%	$938,594	100.0%

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Year Ended

	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$237,017	72.5%	$204,903	67.7%	$905,715	69.6%	$748,261	67.3%
Current year - property catastrophe	—	0.0%	—	0.0%	2,750	0.2%	4,000	0.4%
Prior year - increase (decrease)	17,702	5.4%	(41,651)	(13.8)%	1,728	0.1%	(68,425)	(6.2)%
Net losses and loss expenses	$254,719	77.9%	$163,252	53.9%	$910,193	69.9%	$683,836	61.5%

Global Markets Insurance
Current year - non-catastrophe	$88,115	84.9%	$30,041	62.6%	$260,861	71.1%	$103,694	63.8%
Current year - property catastrophe	—	0.0%	—	0.0%	4,250	1.2%	11,000	6.8%
Prior year - increase (decrease)	(5,003)	(4.8)%	(4,189)	(8.7)%	(24,799)	(6.8)%	(53,637)	(33.0)%
Net losses and loss expenses	$83,112	80.1%	$25,852	53.9%	$240,312	65.5%	$61,057	37.6%

Reinsurance
Current year - non-catastrophe	$75,139	39.1%	$87,742	39.3%	$440,844	53.7%	$494,842	54.5%
Current year - property catastrophe	—	0.0%	22,000	9.9%	53,500	6.5%	50,000	5.5%
Prior year - increase (decrease)	(214)	(0.1)%	(25,887)	(11.6)%	(58,515)	(7.1)%	(90,545)	(10.0)%
Net losses and loss expenses	$74,925	39.0%	$83,855	37.6%	$435,829	53.1%	$454,297	50.0%

Consolidated
Current year - non-catastrophe	$400,271	64.3%	$322,686	56.3%	$1,607,420	64.6%	$1,346,797	61.6%
Current year - property catastrophe	—	0.0%	22,000	3.8%	60,500	2.4%	65,000	3.0%
Prior year - increase (decrease)	12,485	2.0%	(71,727)	(12.5)%	(81,586)	(3.3)%	(212,607)	(9.7)%
Net losses and loss expenses	$412,756	66.3%	$272,959	47.6%	$1,586,334	63.7%	$1,199,190	54.9%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended December 31, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(5.8)	$(1.3)	$(0.4)	$2.9	$0.0	$0.0	$(4.6)
Professional liability	2.2	3.5	(6.8)	(1.4)	(2.4)	8.4	3.5
Property	0.3	(0.1)	(0.9)	(1.7)	(1.4)	(3.9)	(7.7)
Programs	(0.4)	0.1	(2.8)	(0.8)	(2.2)	0.3	(5.8)
Healthcare	2.8	(0.4)	0.0	6.9	11.7	11.5	32.5
Specialty and other(1)	0.0	0.0	0.0	(0.3)	0.0	0.1	(0.2)
Total	$(0.9)	$1.8	$(10.9)	$5.6	$5.7	$16.4	$17.7

Global Markets Insurance
Casualty	$(1.0)	$(1.0)	$(0.3)	$(0.5)	$(0.9)	$3.3	$(0.4)
Professional liability	(0.5)	(0.5)	(0.7)	(1.9)	(1.7)	0.3	(5.0)
Property	0.0	0.0	0.0	(0.1)	0.0	(0.6)	(0.7)
Specialty and other(2)	0.0	0.0	0.1	(0.1)	(1.1)	2.2	1.1
Total	$(1.5)	$(1.5)	$(0.9)	$(2.6)	$(3.7)	$5.2	$(5.0)

Reinsurance
Property	$(0.8)	$(1.3)	$2.0	$(0.6)	$1.6	$(6.9)	$(6.0)
Casualty	12.2	(6.1)	(8.2)	11.5	2.0	(3.9)	7.5
Specialty	(0.2)	0.0	0.0	(1.2)	0.0	(0.3)	(1.7)
Total	$11.2	$(7.4)	$(6.2)	$9.7	$3.6	$(11.1)	$(0.2)

Consolidated
North American Insurance	$(0.9)	$1.8	$(10.9)	$5.6	$5.7	$16.4	$17.7
Global Markets Insurance	(1.5)	(1.5)	(0.9)	(2.6)	(3.7)	5.2	(5.0)
Reinsurance	11.2	(7.4)	(6.2)	9.7	3.6	(11.1)	(0.2)
Total	$8.8	$(7.1)	$(18.0)	$12.7	$5.6	$10.5	$12.5

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2014
(Favorable) Unfavorable Development ($ in millions)	2008 and Prior	2009	2010	2011	2012	2013	Total

North American Insurance
Casualty	$(4.7)	$(4.0)	$0.3	$(2.8)	$2.6	$4.2	$(4.4)
Professional liability	(3.6)	(8.3)	(5.1)	0.4	(7.6)	(1.4)	(25.6)
Property	(0.2)	0.0	(0.1)	0.0	(2.9)	(1.5)	(4.7)
Programs	0.0	(0.1)	(0.9)	(0.4)	(0.5)	(0.3)	(2.2)
Healthcare	(4.0)	(0.3)	(7.9)	3.6	(0.1)	(0.1)	(8.8)
Specialty and other(1)	0.0	0.0	0.0	1.4	2.6	0.0	4.0
Total	$(12.5)	$(12.7)	$(13.7)	$2.2	$(5.9)	$0.9	$(41.7)

Global Markets Insurance
Casualty	$(1.0)	$(1.2)	$(0.2)	$(0.2)	$(0.3)	$0.1	$(2.8)
Professional liability	(1.2)	(1.2)	(1.6)	(0.8)	6.9	(0.7)	1.4
Property	(0.1)	0.0	0.2	(0.2)	(0.1)	(2.7)	(2.9)
Specialty and other(2)	0.0	0.0	0.0	0.0	0.1	0.0	0.1
Total	$(2.3)	$(2.4)	$(1.6)	$(1.2)	$6.6	$(3.3)	$(4.2)

Reinsurance
Property	$0.0	$0.3	$(0.1)	$(4.0)	$(3.1)	$(21.1)	$(28.0)
Casualty	5.4	(1.5)	(4.4)	1.2	1.2	1.4	3.3
Specialty	0.0	0.0	0.0	0.9	1.4	(3.4)	(1.1)
Total	$5.4	$(1.2)	$(4.5)	$(1.9)	$(0.5)	$(23.1)	$(25.8)

Consolidated
North American Insurance	$(12.5)	$(12.7)	$(13.7)	$2.2	$(5.9)	$0.9	$(41.7)
Global Markets Insurance	(2.3)	(2.4)	(1.6)	(1.2)	6.6	(3.3)	(4.2)
Reinsurance	5.4	(1.2)	(4.5)	(1.9)	(0.5)	(23.1)	(25.8)
Total	$(9.4)	$(16.3)	$(19.8)	$(0.9)	$0.2	$(25.5)	$(71.7)

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Year Ended December 31, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(22.0)	$(5.8)	$(6.4)	$15.6	$16.5	$2.2	$0.1
Professional liability	13.5	(14.3)	(19.6)	(9.7)	(6.5)	17.2	(19.4)
Property	(1.8)	0.1	(1.2)	(3.6)	(5.5)	(1.8)	(13.8)
Programs	(2.9)	(3.4)	(5.5)	(3.6)	(2.7)	0.0	(18.1)
Healthcare	(4.5)	(1.0)	4.2	21.0	18.6	11.5	49.8
Specialty and other(1)	0.0	(0.1)	0.0	0.2	0.0	3.0	3.1
Total	$(17.7)	$(24.5)	$(28.5)	$19.9	$20.4	$32.1	$1.7

Global Markets Insurance
Casualty	$(8.7)	$(4.6)	$0.0	$1.2	$1.4	$2.7	$(8.0)
Professional liability	(1.3)	(6.3)	(2.7)	1.4	(3.2)	0.4	(11.7)
Property	(1.3)	(0.3)	(0.5)	0.2	(4.4)	(5.8)	(12.1)
Specialty and other(2)	(0.2)	(0.1)	(0.2)	(0.2)	3.9	3.8	7.0
Total	$(11.5)	$(11.3)	$(3.4)	$2.6	$(2.3)	$1.1	$(24.8)

Reinsurance
Property	$(2.9)	$0.6	$5.2	$(8.9)	$9.5	$(51.9)	$(48.4)
Casualty	(5.1)	(20.4)	(6.9)	18.1	6.8	(1.4)	(8.9)
Specialty	(0.9)	(0.1)	(0.5)	0.0	(1.8)	2.1	(1.2)
Total	$(8.9)	$(19.9)	$(2.2)	$9.2	$14.5	$(51.2)	$(58.5)

Consolidated
North American Insurance	$(17.7)	$(24.5)	$(28.5)	$19.9	$20.4	$32.1	$1.7
Global Markets Insurance	(11.5)	(11.3)	(3.4)	2.6	(2.3)	1.1	(24.8)
Reinsurance	(8.9)	(19.9)	(2.2)	9.2	14.5	(51.2)	(58.5)
Total	$(38.1)	$(55.7)	$(34.1)	$31.7	$32.6	$(18.0)	$(81.6)

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Year Ended December 31, 2014
(Favorable) Unfavorable Development ($ in millions)	2008 and Prior	2009	2010	2011	2012	2013	Total

North American Insurance
Casualty	$6.1	$(11.4)	$(2.1)	$(2.1)	$2.8	$8.4	$1.7
Professional liability	(32.1)	(40.9)	(8.7)	0.5	7.7	5.9	(67.6)
Property	(0.7)	(0.5)	0.9	(3.6)	(6.4)	(6.3)	(16.6)
Programs	0.6	(4.5)	(2.0)	(4.5)	(0.2)	(1.5)	(12.1)
Healthcare	(15.7)	2.6	(15.6)	19.8	8.0	25.7	24.8
Specialty and other(1)	0.0	0.0	(0.2)	0.3	1.3	0.0	1.4
Total	$(41.8)	$(54.7)	$(27.7)	$10.4	$13.2	$32.2	$(68.4)

Global Markets Insurance
Casualty	$(12.1)	$(7.8)	$(3.6)	$1.2	$(0.4)	$0.1	$(22.6)
Professional liability	(6.8)	(4.1)	(9.2)	(3.5)	9.1	0.5	(14.0)
Property	(1.4)	(0.3)	(0.8)	(3.6)	(3.5)	(7.5)	(17.1)
Specialty and other(2)	0.0	0.0	(0.1)	(1.0)	(2.0)	3.2	0.1
Total	$(20.3)	$(12.2)	$(13.7)	$(6.9)	$3.2	$(3.7)	$(53.6)

Reinsurance
Property	$0.6	$0.6	$1.5	$(9.2)	$(6.3)	$(65.5)	$(78.3)
Casualty	(2.4)	(3.3)	(4.0)	(0.8)	0.9	2.7	(6.9)
Specialty	(1.1)	0.2	(0.3)	(0.1)	7.1	(11.2)	(5.4)
Total	$(2.9)	$(2.5)	$(2.8)	$(10.1)	$1.7	$(74.0)	$(90.6)

Consolidated
North American Insurance	$(41.8)	$(54.7)	$(27.7)	$10.4	$13.2	$32.2	$(68.4)
Global Markets Insurance	(20.3)	(12.2)	(13.7)	(6.9)	3.2	(3.7)	(53.6)
Reinsurance	(2.9)	(2.5)	(2.8)	(10.1)	1.7	(74.0)	(90.6)
Total	$(65.0)	$(69.4)	$(44.2)	$(6.6)	$18.1	$(45.5)	$(212.6)

(1) Includes the environmental, primary construction, surety and trade credit lines of businesses.
(2) Includes the accident and health, trade credit, aviation, marine and onshore construction lines of businesses.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVE FOR LOSSES AND LOSS EXPENSES

	As of December 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$670,917	$321,482	$431,073	$1,423,472
IBNR (net of reinsurance recoverable)	2,115,755	391,812	1,045,158	3,552,725
Total	$2,786,672	$713,294	$1,476,231	$4,976,197

IBNR/Total reserves (net of reinsurance recoverable)	75.9%	54.9%	70.8%	71.4%

	As of December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$730,258	$95,338	$455,910	$1,281,506
IBNR (net of reinsurance recoverable)	1,919,994	299,547	1,039,862	3,259,403
Total	$2,650,252	$394,885	$1,495,772	$4,540,909

IBNR/Total reserves (net of reinsurance recoverable)	72.4%	75.9%	69.5%	71.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	December 31, 2015				December 31, 2014

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$307,865	20.8%	$90,393	A+	$285,918	21.3%	$83,371
Axis Capital	A+	150,832	10.2%	7,122	A+	148,371	11.1%	7,819
Arch Re	A+	115,330	7.8%	2,894	A+	128,421	9.6%	3,356
Swiss Re	A+	103,872	7.0%	6,088	A+	66,854	5.0%	—
RenaissanceRe	A+	93,991	6.4%	—	A+	103,350	7.7%	—
Markel	A	90,105	6.1%	25,232	A	86,595	6.5%	35,287
XL Group	A	87,132	5.9%	794	A	78,377	5.8%	—
Odyssey Reinsurance	A	77,203	5.2%	—	A	76,294	5.7%	—
Transatlantic	A	55,336	3.7%	—	A	54,652	4.1%	—
Everest Re	A+	51,006	3.4%	19,017	A+	37,529	2.8%	13,012
Top ten reinsurers		1,132,672	76.5%	151,540		1,066,361	79.6%	142,845
Other reinsurers' balances		347,287	23.5%	27,183		273,895	20.4%	16,122
Total reinsurance recoverable		$1,479,959	100.0%	$178,723		$1,340,256	100.0%	$158,967

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$81,374	5.5%	$1,399		$72,861	5.3%	$1,345
A+		896,981	60.6%	125,514		760,780	56.9%	108,412
A		486,344	32.9%	28,871		488,821	36.5%	37,934
A-		4,408	0.3%	—		3,215	0.2%	—
Total "A-" or higher		1,469,107	99.3%	155,784		1,325,677	98.9%	147,691
B++		4	0.0%	—		4	0.0%	—
NR		10,848	0.7%	22,939		14,575	1.1%	11,276
Total reinsurance recoverable		$1,479,959	100.0%	$178,723		$1,340,256	100.0%	$158,967

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of December 1, 2015
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$508	$664	U.S. Southeast (1)	Hurricane	$432	$519

U.S. total	Earthquake	$423	$525	U.S. Gulf Coast (2)	Hurricane	$261	$362

				U.S. Northeast (3)	Hurricane	$221	$428

				California	Earthquake	$353	$474

PMLs Over the Most Recent Six Quarters as a % of Total Capital

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, senior notes and other long-term debt.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at December 1, 2015. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of December 31, 2015						As of December 31, 2014

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$668,612	AAA	7.2%	$668,612	$—	$668,612	$670,310
U.S. government securities	1,396,411	AA+	15.1%	1,396,411	—	1,396,411	1,499,347
U.S. government agencies	37,637	AA+	0.4%	37,637	—	37,637	111,155
Non-U.S. government and government agencies	556,758	AA-	6.0%	485,522	71,236	556,758	188,199
State, municipalities and political subdivisions	413,473	AA-	4.5%	367,444	46,029	413,473	170,567
Mortgage-backed securities:
Agency MBS	751,838	AA	8.1%	751,838	—	751,838	624,413
Non-agency RMBS	34,015	BBB-	0.4%	19,959	14,056	34,015	93,419
CMBS	582,785	BBB-	6.3%	307,135	275,650	582,785	545,685
Total mortgage-backed securities	1,368,638		14.8%	1,078,932	289,706	1,368,638	1,263,517
Corporate securities(1):
Financials	1,275,408	A	13.8%	1,235,795	39,613	1,275,408	1,024,667
Industrials	1,308,093	BBB+	14.2%	1,099,768	208,325	1,308,093	1,029,729
Utilities	118,945	BBB+	1.3%	114,156	4,789	118,945	110,997
Total corporate securities	2,702,446		29.3%	2,449,719	252,727	2,702,446	2,165,393
Asset-backed securities	726,175	AA	7.9%	678,179	47,996	726,175	670,832
Equities	403,022	N/A	4.4%	—	403,022	403,022	844,163
Other invested assets:
Private equity	447,455	N/A	4.8%	—	447,455	447,455	357,350
Hedge funds	378,988	N/A	4.1%	—	378,988	378,988	425,030
Other private securities	126,492	N/A	1.4%	—	126,492	126,492	142,966
High yield loan fund	13,774	N/A	0.1%	—	13,774	13,774	30,163
Total other invested assets	966,709		10.4%	—	966,709	966,709	955,509
Total investment portfolio	$9,239,881		100.0%	$7,162,456	$2,077,425	$9,239,881	$8,538,992

Annualized book yield, year to date	2.1%						2.1%
Duration(2)	2.6 years						2.0 years
Average credit quality (S&P)	A+						AA-

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Year Ended

	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
NET INVESTMENT INCOME
Fixed maturity investments	$43,887	$38,451	$164,151	$149,449
Equity securities	1,764	4,705	13,304	17,581
Other invested assets: hedge funds and private equity	3,304	3,797	19,609	12,564
Other invested assets: other private securities	3,951	6,014	2,832	13,305
Cash and cash equivalents	478	572	1,656	2,134
Expenses	(4,285)	(4,489)	(19,475)	(18,159)
Net investment income	$49,099	$49,050	$182,077	$176,874

NET REALIZED INVESTMENT (LOSSES) GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	$10,027	$7,254	$15,089	$30,861
Equity securities	18,455	2,417	33,371	46,191
Other invested assets: hedge funds and private equity	3,182	16,928	25,468	70,099
Derivatives	5,760	(13,560)	(11,797)	(35,460)
Mark-to-market (losses) gains:
Fixed maturity investments	(83,815)	(19,714)	(126,257)	(1,675)
Equity securities	16,036	9,181	(41,726)	413
Other invested assets: hedge funds and private equity	(4,910)	(16,857)	(18,137)	(17,925)
Derivatives	(3,584)	(978)	(3,643)	(3,547)
Net realized investment (losses) gains	$(38,849)	$(15,329)	$(127,632)	$88,957

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$10,250	$33,721	$54,445	$265,831

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$49,099	$49,050	$182,077	$176,874
Annualized net investment income	196,396	196,200	182,077	176,874
Average aggregate invested assets, at cost	$8,974,133	$8,555,879	$8,779,559	$8,283,130
Annualized investment book yield	2.2%	2.3%	2.1%	2.1%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$10,250	$33,721	$54,445	$265,831
Average aggregate invested assets, at fair value	$9,008,126	$8,610,327	$8,866,179	$8,472,941
Financial statement portfolio return	0.1%	0.4%	0.6%	3.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income and Equity Exposures:

	Carrying Value				Fair Value
Fund Details	December 31, 2015	Unfunded Commitments	Corporate		December 31, 2015	Portfolio Percentage
Private Equity:			JP Morgan Chase & Co		$57,498	0.6%
Primary and secondary	$236,461	$230,976	Barclays PLC		55,568	0.6%
Mezzanine debt	205,912	179,013	Bank of America Corp		52,580	0.6%
Distressed	5,082	3,784	Royal Bank of Scotland		49,371	0.5%
Real estate	—	200,000	Morgan Stanley		48,636	0.5%
Total private equity	447,455	613,773	General Electric Co		43,053	0.5%
Hedge Funds:			Mitsubishi UFJ Financial Group		41,652	0.5%
Distressed	215,580	—	Wells Fargo & Co		39,311	0.4%
Equity long/short	57,971	—	Lloyd's Banking Group PLC		36,872	0.4%
Relative value credit	105,437	—	HSBC Holdings PLC		34,597	0.4%
Total hedge funds	378,988	—
Other private securities	126,492	—
High yield loan fund	13,774	—
Total other invested assets	$966,709	$613,773

Fixed Income Credit Quality:	December 31, 2015		December 31, 2014

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,434,049	19.9%	$1,610,501	26.5%
AAA/Aaa	1,572,212	21.8%	885,454	14.6%
AA/Aa	1,484,109	20.6%	1,247,461	20.6%
A/A	1,083,257	15.0%	1,205,509	19.9%
BBB/Baa	920,220	12.8%	421,347	6.9%
Total BBB/Baa and above	6,493,847	90.1%	5,370,272	88.5%
BB/Bb	88,708	1.2%	80,005	1.3%
B/B	232,070	3.3%	385,120	6.4%
CCC+ and below	386,913	5.4%	233,613	3.8%
Total	$7,201,538	100.0%	$6,069,010	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - December 31, 2015
			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$5,890	$—	$367	$6,257
Australia	Australia	61,522	—	—	—	—	—	—	35,716	2,429	—	391	100,058
	Total	61,522	—	—	—	—	—	—	35,716	2,429	—	391	100,058
Europe	Austria	—	—	—	—	—	—	—	—	—	—	1,028	1,028
	Belgium	—	—	—	—	—	—	—	—	—	—	5,820	5,820
	Denmark	—	—	—	—	—	—	—	—	—	—	3,388	3,388
	Finland	—	—	—	—	—	—	—	—	—	—	2,752	2,752
	France	6,876	—	—	—	—	—	—	58,353	18,738	—	19,686	103,653
	Germany	60,859	650	—	—	—	—	—	—	—	—	13,332	74,841
	Greece	—	—	—	—	—	—	—	—	—	—	4,342	4,342
	Hungary	—	—	—	—	—	—	—	—	—	—	545	545
	Ireland	—	—	—	—	—	—	—	28,989	3,915	—	6,914	39,818
	Italy	—	—	—	—	—	—	—	—	—	—	6,696	6,696
	Luxembourg	9,988	—	—	—	—	—	2,773	3,173	25,082	—	1,174	42,190
	Netherlands	—	—	—	—	—	—		44,725	22,805	—	9,181	76,711
	Norway	3,540	—	—	—	—	—	—	6,554	2,733	—	529	13,356
	Portugal	—	—	—	—	—	—	—	—	—	—	1,813	1,813
	Russia	—	—	—	—	—	—	—	—	—	—	1,051	1,051
	Spain	—	—	—	—	—	—	—	3,533	98	—	2,130	5,761
	Sweden	—	—	—	—	—	—	—	13,849	—	—	6,436	20,285
	Switzerland	1,983	—	—	—	—	—	—	—	—	—	20,253	22,236
	United Kingdom	43,638	—	—	—	1,950	—	2,559	168,775	68,077	2,510	35,424	322,933
	Total	126,884	650	—	—	1,950	—	5,332	327,951	141,448	2,510	142,494	749,219
Latin	Brazil	—	—	—	—	—	—	—	—	—	—	373	373
America	Chile	—	—	—	—	—	—	—	4,444	—	—	—	4,444
	Mexico		—	—	—	—	—	—	—	—	1,587	980	2,567
	Puerto Rico	—	—	43,777	—	—	—	—	—	24,132	—	—	67,909
	Total	—	—	43,777	—	—	—	—	4,444	24,132	1,587	1,353	75,293
North	Bermuda	—	—	—	—	—	—	—	—	2,698	—	64	2,762
America	Canada	51,197	—	—	—	—	—	—	59,486	25,590	2,978	4,285	143,536
	Cayman Islands	—	—	—	—	—	—	358,173	28,443	4,200			390,816
	United States	1,434,049	—	369,696	751,839	32,065	582,784	362,670	761,901	1,087,573	106,461	183,199	5,672,237
	Total	1,485,246	—	369,696	751,839	32,065	582,784	720,843	849,830	1,120,061	109,439	187,548	6,209,351
Asia /	China	9,709	1,261	—	—	—	—	—	1,910	—	—	5,921	18,801
Middle East	Hong Kong	130,075	—	—	—	—	—	—	6,826	—	4,278	1,543	142,722
	India	—	—	—	—	—	—	—	—	—	—	1,847	1,847
	Indonesia	—	—	—	—	—	—	—	—	—	—	99	99
	Israel	—	—	—	—	—	—	—	—	1,077	—	1,055	2,132
	Japan	90,617	—	—	—	—	—	—	28,720	5,673	—	56,719	181,729
	Malaysia	—	—	—	—	—	—	—	2,079	—	—	—	2,079
	Singapore	77,338	—	—	—	—	—	—	16,876	7,383	1,131	—	102,728
	South Korea	7,504		—	—	—	—	—	1,056	—	—	2,387	10,947
	Taiwan	—	—	—	—	—	—	—	—	—	—	1,298	1,298
	Total	315,243	1,261	—	—	—	—	—	57,467	14,133	5,409	70,869	464,382

	Grand Total	$1,988,895	$1,911	$413,473	$751,839	$34,015	$582,784	$726,175	$1,275,408	$1,308,093	$118,945	$403,022	$7,604,560

Note: This table includes fixed maturity investments and equity securities only.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2014	$68,659	2,012,196	$34.12	$34.94	97.7%
June 30, 2014	70,874	1,949,496	36.36	36.33	100.1%
September 30, 2014	24,996	654,851	38.17	37.05	103.0%
December 31, 2014	10,844	290,242	37.36	37.70	99.1%
Total - 2014	$175,373	4,906,785	$35.74	$36.24	98.6%

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
June 30, 2015	194,352	4,776,224	40.69	39.45	103.1%
September 30, 2015	0	0	0.00	38.97	0.0%
December 31, 2015	0	0	0.00	37.90	0.0%
Total - 2015	$245,301	6,047,437	$40.56	$38.03	106.7%	$173,060

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	December 31, 2015	December 31, 2014

Senior notes	$1,292,907	$796,093
Other long-term debt	23,033	19,213
Shareholders' equity	3,532,542	3,778,291
Total capitalization	$4,848,482	$4,593,597

Leverage Ratios
Debt to total capitalization(1)	27.1%	17.7%

Net premiums written (trailing 12 months)	$2,448,007	$2,322,075
Net premiums written (trailing 12 months) to shareholders' equity	0.69x	0.61x

Total investments and cash & cash equivalents	$9,239,881	$8,538,992
Total investments and cash & cash equivalents to shareholders' equity	2.62x	2.26x

Reserve for losses and loss expenses	$6,456,156	$5,881,165
Deduct: reinsurance recoverable	(1,479,959)	(1,340,256)
Net reserve for losses and loss expenses	$4,976,197	$4,540,909
Net reserve for losses and loss expenses to shareholders' equity	1.41x	1.20x

(1) Increase due to $500 million 4.35% senior notes issued in October 2015 to refinance the existing $500 million 7.50% senior notes due in August 2016.

Fixed Charge Coverage Ratio	Three Months Ended				Year Ended

	December 31,		December 31,		December 31,		December 31,
	2015		2014		2015		2014

Interest expense	$18,126		$14,304		$61,398		$57,755

Income before income taxes	5,701		136,732		89,656		520,782
Interest expense	18,126		14,304		61,398		57,755
Earnings for calculation of fixed coverage ratio	$23,827		$151,036		$151,054		$578,537

Fixed charge coverage ratio	1.3	x	10.6	x	2.5	x	10.0	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014

Net income (loss)	$1,707	$(51,630)	$9,458	$124,356	$130,509	$83,891	$490,259
Add after tax effect of:
Net realized investment losses (gains)	40,385	103,862	15,112	(42,572)	18,038	116,787	(76,154)
Foreign exchange loss (gain)	920	(793)	1,265	9,897	(21)	11,289	957
Operating income	$43,012	$51,439	$25,835	$91,681	$148,526	$211,967	$415,062

Weighted average common shares outstanding
Basic	90,934,107	90,882,511	92,441,730	95,935,551	96,386,796	92,530,208	97,538,319
Diluted	92,422,422	92,440,277*	93,984,226	97,577,029	98,394,432	94,174,460	99,591,773

Basic per share data
Net income (loss)	$0.02	$(0.57)	$0.10	$1.30	$1.35	$0.91	$5.03
Add after tax effect of:
Net realized investment losses (gains)	0.44	1.14	0.16	(0.44)	0.19	1.26	(0.78)
Foreign exchange loss (gain)	0.01	(0.01)	0.02	0.10	0.00	0.12	0.01
Operating income	$0.47	$0.56	$0.28	$0.96	$1.54	$2.29	$4.26

Diluted per share data
Net income (loss)	$0.02	$(0.56)*	$0.10	$1.27	$1.33	$0.89	$4.92
Add after tax effect of:
Net realized investment losses (gains)	0.44	1.12	0.16	(0.44)	0.18	1.24	(0.76)
Foreign exchange loss (gain)	0.01	(0.01)	0.01	0.10	0.00	0.12	0.01
Operating income	$0.47	$0.55	$0.27	$0.93	$1.51	$2.25	$4.17

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014

Opening shareholders' equity	$3,555,405	$3,624,801	$3,829,067	$3,778,291	$3,676,599	$3,778,291	$3,519,826
Add: accumulated other comprehensive loss	4,265	3,272	—	—	—	—	—
Adjusted opening shareholders' equity	$3,559,670	$3,628,073	$3,829,067	$3,778,291	$3,676,599	$3,778,291	$3,519,826

Closing shareholders' equity	$3,532,542	$3,555,405	$3,624,801	$3,829,067	$3,778,291	$3,532,542	$3,778,291
Add: accumulated other comprehensive loss	9,297	4,265	3,272	—	—	9,297	—
Adjusted closing shareholders' equity	$3,541,839	$3,559,670	$3,628,073	$3,829,067	$3,778,291	$3,541,839	$3,778,291

Average adjusted shareholders' equity	$3,550,755	$3,593,872	$3,728,570	$3,803,679	$3,727,445	$3,660,065	$3,649,059

Net income (loss) available to shareholders	$1,707	$(51,630)	$9,458	$124,356	$130,509	$83,891	$490,259

Annualized net income (loss) available to
shareholders	$6,828	$(206,520)	$37,832	$497,424	$522,036	$83,891	$490,259

Annualized return on average shareholders' equity -
net income (loss) available to shareholders	0.2%	(5.7)%	1.0%	13.1%	14.0%	2.3%	13.4%

Operating income available to shareholders	$43,012	$51,439	$25,835	$91,681	$148,526	$211,967	$415,062

Annualized operating income available to
shareholders	$172,048	$205,756	$103,340	$366,724	$594,104	$211,967	$415,062

Annualized return on average shareholders' equity -
operating income available to shareholders	4.8%	5.7%	2.8%	9.6%	15.9%	5.8%	11.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of
	December 31,	December 31,
	2015	2014

Price per share at period end	$37.19	$37.92

Total shareholders' equity	$3,532,542	$3,778,291

Total tangible shareholders' equity(1)	$3,027,792	$3,453,735

Basic common shares outstanding	90,959,635	96,195,482

Add: unvested restricted stock units	819,309	502,506

Add: performance based equity awards	591,683	616,641

Add: employee share purchase plan	53,514	42,176

Add: dilutive stock options outstanding	1,968,607	2,426,674
Weighted average exercise price per share	$16.87	$16.41
Deduct: stock options bought back via treasury method	(892,993)	(1,050,151)

Common shares and common share equivalents outstanding	93,499,755	98,733,328

Basic book value per common share	$38.84	$39.28
Year-to-date percentage change in basic book value per common share	-1.1%

Diluted book value per common share	$37.78	$38.27
Year-to-date percentage change in diluted book value per common share	-1.3%

Basic tangible book value per common share	$33.29	$35.90
Year-to-date percentage change in basic tangible book value per common share	-7.3%

Diluted tangible book value per common share	$32.38	$34.98
Year-to-date percentage change in diluted tangible book value per common share	-7.4%

(1) Total tangible shareholders' equity is total shareholders' equity excluding goodwill and intangible assets

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 29 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax other comprehensive income or loss, which may include unrealized gains (losses) on investments and currency translation adjustments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 30 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 29 for the reconciliation of net income to operating income and page 30 for the reconciliation of average shareholders’ equity.

TANGIBLE SHAREHOLDERS' EQUITY AND DILUTED BOOK VALUE PER SHARE
The company has included tangible shareholders' equity, which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 31 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 24 for the calculation of annualized investment book yield.